SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Small Cap Value Fund (DJ)

2. Name of Issuer: Great Western Bancorp Inc.

3. Underwriter from whom purchased: Bank of America Merrill Lynch

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,429,601 (486,366 shares)

   Aggregate principal amount of offering:  $295,230,500 (12,563,000 shares)

6. Purchase price (net of fees and expenses): $23.50

7. Offering price at close of first day on which any sales were made: $24.88

8. Date of Purchase: July 28, 2015

9. Date offering commenced: July 28, 2015

10. Commission, spread or profit: ___%  $0.564 / share

11. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
_X__
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
___
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_X__
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

__
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Christopher S. Beck

Title: SVP, Senior Portfolio Manager

Date: September 18, 2015

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Small Cap Core Fund (NS)

2. Name of Issuer: Great Western Bancorp Inc.

12. Underwriter from whom purchased: Bank of America Merrill Lynch

13. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

3. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $11,429,601 (486,366 shares)

   Aggregate principal amount of offering:  $295,230,500 (12,563,000 shares)

4. Purchase price (net of fees and expenses): $23.50

5. Offering price at close of first day on which any sales were made: $24.88

6. Date of Purchase: July 28, 2015

7. Date offering commenced: July 28, 2015

8. Commission, spread or profit: ___%  $0.564 / share

14. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
_X__
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
___
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_X__
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

__
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Francis X. Morris

Title: SVP, Senior Portfolio Manager

Date: September 18, 2015

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Group Equity Funds V ? Delaware Dividend Income Fund (AFR2)

2. Name of Issuer: KRONOS KIKCN 9 8/15/23 50106GAA0

3. Underwriter from whom purchased: Barclays

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase for this Fund by the Adviser: $455,000

6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $4,440,000

7. Aggregate principal amount of offering:  $390,000,000

8. Purchase price (net of fees and expenses): $89.57

9. Offering price at close of first day on which any sales were made: $91.000-91.750

10. Date of Purchase: August 19, 2015

11. Date offering commenced: August 19, 2015

12. Commission, spread or profit: N/A%  $/ share

15. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
___
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

___
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

_X_
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Christopher Testa

Title: SVP, Senior Portfolio Manager

Date: September 2, 2015

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Group Equity Funds V ? Delaware Dividend Income Fund (AFR2)

2. Name of Issuer: Party City 6 1/8 8/15/23 702150AC7

3. Underwriter from whom purchased: Bank of America

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase for this Fund by the Adviser: $185,000

6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $1,830,000

7. Aggregate principal amount of offering:  $350,000,000

8. Purchase price (net of fees and expenses): $100.000

9. Offering price at close of first day on which any sales were made: $101.000 ? 101.500

10. Date of Purchase: August 5, 2015

11. Date offering commenced: August 5, 2015

12. Commission, spread or profit: N/A%  $/ share

16. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
___
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

___
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

_X_
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Christopher Testa

Title: SVP, Senior Portfolio Manager

Date: September 2, 2015

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Small Cap Value Fund (DJ)

2. Name of Issuer: Great Western Bancorp Inc.

17. Underwriter from whom purchased: Bank of America Merrill Lynch

18. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

3. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $10,573,700 (491,800 shares)

   Aggregate principal amount of offering:  $430,000,000 (20,000,000 shares)

4. Purchase price (net of fees and expenses): $21.50

5. Offering price at close of first day on which any sales were made: $22.30

6. Date of Purchase: May 1, 2015

7. Date offering commenced: May 1, 2015

8. Commission, spread or profit: ___%  $0.516 / share

19. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
_X__
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
___
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

_X__
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

__
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Christopher S. Beck

Title: SVP, Senior Portfolio Manager

Date: June 18, 2015

SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
(Delaware Management Company)

1. Name of Fund: Delaware Group Equity Funds V ? Delaware Dividend Income Fund (AFR2)

2. Name of Issuer: Information Corp 7.125 2023-465349AA6

3. Underwriter from whom purchased: Goldman Sachs

4. Affiliated Underwriter managing or participating in underwriting syndicate: Macquarie

5. Aggregate principal amount of purchase for this Fund by the Adviser: $255,000

6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $2,505,000

7. Aggregate principal amount of offering:  $750,000,000

8. Purchase price (net of fees and expenses): $100

9. Offering price at close of first day on which any sales were made: $100.25-100.500

10. Date of Purchase: June 3, 2015

11. Date offering commenced: June 3, 2015

12. Commission, spread or profit: N/A%  $/ share

20. Have the following conditions been satisfied? Yes No

a.    The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
___
___
part of an issue of Government Securities;
___
___
Eligible Municipal Securities;
___
___
sold in an Eligible Foreign Offering; OR
___
___
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
_X__
___

b.   (1) The securities were purchased prior to the end of the first day on  which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X
___
      (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

___
___
c.   The underwriting was a firm commitment underwriting?

X
___
d.   The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?

X
___
e.   The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

X
___
f.   (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investments companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

___
___
      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii) The principal amount of the offering of such class in any concurrent public offering?

_X_
___
g.   (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR

X
___
      (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

___
___
h.   Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust?s Board of Directors?

X
___

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Directors of the Delaware Investments Family.

I have submitted these answers and completed this form based on all available information of funds.

Name: /s/ Christopher Testa

Title: SVP, Senior Portfolio Manager

Date: June 29, 2015
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